Exhibit 10.6

TERMS OF USE

PLEASE CAREFULLY REVIEW THESE TERMS AND CONDITIONS OF USE BEFORE USING THIS SITE.  ANY USE OF THIS WEBSITE CREATES A BINDING AGREEMENT TO COMPLY WITH THESE TERMS AND CONDITIONS.  IF YOU DO NOT AGREE TO THESE TERMS, YOU SHOULD EXIT THIS SITE IMMEDIATELY.

USER AGREEMENT

The following are terms of a legal agreement (the “Agreement”) between you and Prosper Marketplace, Inc. (“Prosper”) that sets forth the terms and conditions for your use of this web site (the “Site”).  The Site is owned and operated by Prosper.  This Site is being provided to you expressly subject to this Agreement.  By accessing, browsing and/or using the Site, you acknowledge that you have read, understood, and agree to be bound by the terms of this Agreement and to comply with all applicable laws and regulations.  The terms and conditions of this Agreement form an essential basis of the bargain between you and Prosper.

Prosper reserves the right to amend this Agreement at any time and will notify you of any such changes by posting the revised Agreement on the Site. You should check this Agreement periodically for changes.  All changes shall be effective upon posting.  Your continued use of the Site after any change to this Agreement constitutes your agreement to be bound by any such changes. Prosper may terminate, suspend, change, or restrict access to all or any part of this Site without notice or liability.

LIMITATIONS OF USE

The copyright in all material on this Site, including without limitation the text, data, articles, design, source code, software, photos, images and other information (collectively the “Content”), is held by Prosper or by the original creator of the material and is protected by U.S. and International copyright laws and treaties.  You agree that the Content may not be copied, reproduced, distributed, republished, displayed, posted or transmitted in any form or by any means, including, but not limited to, electronic, mechanical, photocopying, recording, or otherwise, without the express prior written consent of Prosper.  You acknowledge that the Content is and shall remain the property of Prosper. You may not modify, participate in the sale or transfer of, or create derivative works based on any Content, in whole or in part.  The use of the Content on any other Site, including by linking or framing, or in any networked computer environment for any purpose, is prohibited without Prosper’s prior written approval.  You also may not, without Prosper’s express written permission, “mirror” any material contained on this Site on any other server.  Any unauthorized use of any Content on this Site may violate copyright laws, trademark laws, the laws of privacy and publicity, and communications statutes and regulations.

You agree to use the Content and Site only for lawful purposes.  You are prohibited from any use of the Content or Site that would constitute a violation of any applicable law, regulation, rule or ordinance of any nationality, state, or locality or of any international law or treaty, or that could give rise to any civil or criminal liability.  Any unauthorized use of the Site, including but not limited to unauthorized entry into Prosper’s systems, misuse of passwords, or misuse of any information posted on the Site is strictly prohibited.  Prosper makes no claims concerning whether the Content may be downloaded or is appropriate for use outside of the United States.  If you access this Site from outside of the United States, you are solely responsible for ensuring compliance with the laws of your specific jurisdiction.  Your eligibility for particular products or services is subject to final determination by Prosper.

Members of the Prosper community must be U.S. Residents that are 18 years of age or older. Children under the age of 18 are not eligible to participate in the offerings on this website.

CONTENT AND USE RESTRICTIONS

You agree not to post, upload, publish, display, transmit, share, store or otherwise make or attempt to make publicly available on the Site or on any other website, or in any email, blog, forum, medium or other communication of any kind, any private or personally identifiable information of any Prosper member or other third party, including, without limitation, names, addresses, phone numbers, email addresses, Social Security numbers, driver’s license numbers, or bank account or credit card numbers, whether or not such private or personally identifiable information is displayed on or ascertainable from the Site, or obtained or obtainable from sources unrelated to the Site (such as from a “Google® search” or other online research).

You agree to not to use the Site or any Content to upload, post, email, transmit or otherwise make available any unsolicited or unauthorized advertising, promotional materials, “junk mail,” “spam,” “chain letters,” “pyramid schemes,” or any other form of commercial or non-commercial solicitation or bulk communications of any kind to any Prosper member or other third party. In order to protect Prosper members from such advertising or solicitation, Prosper reserves the right to restrict the number of emails which a member may send to other members in any 24-hour period to a number which Prosper deems appropriate in our sole discretion. Directly contacting more than ten (10) Prosper members with a materially identical message within a 24-hour period is presumed to be spam and a violation of this Agreement.

PATENT INFORMATION

Technologies and processes embodied in and used by this Site are covered by one or more Prosper U.S. patents and by other patents pending.

TRADEMARKS

Prosper (including the Prosper logo), Prosper.com, and all related logos (collectively the “Prosper trademarks”) are trademarks or service marks of Prosper.  Other company, product, and service names and logos used and displayed on this Site may be trademarks or service marks owned by Prosper or others.  Nothing on this Site should be construed as granting, by implication, estoppel, or otherwise, any license or right to use any of the Prosper trademarks displayed on this Site, without our prior written permission in each instance.  You may not use, copy, display, distribute, modify or reproduce any of the trademarks found on the Site unless in accordance with written authorization by us.  Prosper prohibits use of any of the Prosper trademarks as part of a link to or from any site unless establishment of such a link is approved in writing by us in advance.  Any questions concerning any Prosper Trademarks, or whether any mark or logo is a Prosper Trademark, should be referred to Prosper.

LINKS TO THIRD-PARTY SITES

This site may contain links to web sites controlled, owned, and operated by third parties (the “third-party sites”).  Prosper cannot control and has no responsibility for the accuracy or availability of information provided on the third-party sites.  You acknowledge that use of any third-party sites is governed by the terms of use for those websites, and not by this Agreement.  Links to third-party sites do not constitute an endorsement or recommendation by Prosper of such sites or the content, products, advertising or other materials presented on such sites, but are only for your convenience and you access them at your own risk.  Such third-party sites may have a privacy policy different from that of Prosper and the third-party site may provide less security than this Site.  Prosper is not responsible for the content of any third-party web sites, nor does Prosper make any warranties or representations, express or implied, regarding the content (or the accuracy of such content) on any third-party web sites, and Prosper shall have no liability of any nature whatsoever for any failure of products or services offered or advertised at such sites or otherwise.

DISCLAIMER OF WARRANTIES
NONE OF PROSPER, ANY OF ITS AFFILIATES, PROVIDERS OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, INDEPENDENT CONTRACTORS OR LICENSORS (COLLECTIVELY THE “PROSPER PARTIES”) GUARANTEES THE ACCURACY, ADEQUACY, TIMELINESS, RELIABILITY, COMPLETENESS, OR USEFULNESS OF ANY OF THE CONTENT AND PROSPER DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE CONTENT.

THIS SITE AND ALL OF THE CONTENT IS PROVIDED “AS IS” AND “AS AVAILABLE,” WITHOUT ANY WARRANTY, EITHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR TITLE. ADDITIONALLY, THERE ARE NO WARRANTIES AS TO THE RESULTS OF YOUR USE OF THE CONTENT. PROSPER PARTIES DO NOT WARRANT THAT THE SITE IS FREE OF VIRUSES OR OTHER HARMFUL COMPONENTS.  THIS DOES NOT AFFECT THOSE WARRANTIES WHICH ARE INCAPABLE OF EXCLUSION, RESTRICTION OR MODIFICATION UNDER THE LAWS APPLICABLE TO THIS AGREEMENT.

PROSPER MAY DISCONTINUE OR MAKE CHANGES IN THE CONTENT AND SITE AT ANY TIME WITHOUT PRIOR NOTICE TO YOU AND WITHOUT ANY LIABILITY TO YOU.  ANY DATED INFORMATION IS PUBLISHED AS OF ITS DATE ONLY, AND PROSPER PARTIES DO NOT UNDERTAKE ANY

OBLIGATION OR RESPONSIBILITY TO UPDATE OR AMEND ANY SUCH INFORMATION.  PROSPER RESERVES THE RIGHT TO TERMINATE ANY OR ALL SITE OFFERINGS OR TRANSMISSIONS WITHOUT PRIOR NOTICE TO YOU.  THIS SITE COULD CONTAIN TECHNICAL INACCURACIES OR TYPOGRAPHICAL ERRORS.  USE OF THIS SITE IS AT YOUR OWN RISK.

LIMITATION OF LIABILITY

UNDER NO CIRCUMSTANCES WILL PROSPER PARTIES BE LIABLE FOR ANY DAMAGES INCLUDING GENERAL, SPECIAL, DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR ANY OTHER DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR BUSINESS INTERRUPTION) OF ANY KIND WHETHER IN AN ACTION IN CONTRACT OR NEGLIGENCE ARISING OR RELATING IN ANY WAY TO THE USE OR INABILITY TO USE BY ANY PARTY OF THE CONTENT, THE SITE OR ANY THIRD-PARTY SITE TO WHICH THIS SITE IS LINKED, OR IN CONNECTION WITH ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DEFECT, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS OR LINE OR SYSTEM FAILURE, EVEN IF PROSPER PARTIES, OR REPRESENTATIVES THEREOF, ARE ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, LOSSES OR EXPENSES. PROSPER IS NOT LIABLE FOR ANY DEFAMATORY, OFFENSIVE OR ILLEGAL CONDUCT OF ANY USER. YOUR SOLE REMEDY FOR DISSATISFACTION WITH THIS SITE IS TO STOP USING THE SITE. IF YOUR USE OF MATERIALS FROM THIS SITE RESULTS IN THE NEED FOR SERVICING, REPAIR OR CORRECTION OF EQUIPMENT OR DATA, YOU ASSUME ANY COSTS THEREOF. IF THE FOREGOING LIMITATION IS FOUND TO BE INVALID, YOU AGREE THAT PROSPER PARTIES’ TOTAL LIABILITY FOR ALL DAMAGES, LOSSES, OR CAUSES OF ACTION OF ANY KIND OR NATURE SHALL BE LIMITED TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW.

INDEMNIFICATION

You agree to indemnify and hold harmless Prosper Parties from and against any and all claims, losses, expenses, demands or liabilities, including attorneys’ fees and costs, incurred by the Prosper Parties in connection with any claim by a third party (including any intellectual property claim) arising out of (i) materials and content you submit to, post to or transmit through the Site, or (ii) your use of the Site in violation of this Agreement or in violation of any applicable law. You further agree that you will cooperate fully in the defense of any such claims. Prosper Parties reserve the right, at their own expense, to assume the exclusive defense and control of any matter otherwise subject to indemnification by you, and you shall not in any event settle any such claim or matter without the written consent of Prosper. You further agree to indemnify and hold harmless Prosper Parties from any claim arising from a third party’s use of information or materials of any kind that you post to the Site.

MONITORING OF THE SITE

Prosper has no obligation to monitor the Site; however, you acknowledge and agree that Prosper has the right to monitor the Site electronically from time to time and to disclose any information as necessary or appropriate to satisfy any law, regulation or other governmental request, to operate the Site, or to protect itself or other users of the Site.

SUBMISSIONS TO THE SITE

All remarks, discussions, ideas, concepts, know-how, techniques, graphics or other submissions communicated to Prosper through this Site (collectively, “Submissions”) will be deemed and remain the property of Prosper, and Prosper is entitled to use any Submission for any purpose, without restriction or compensation to the individual who has provided the Submission.  Prosper shall not be subject to any obligations of confidentiality regarding Submissions except as expressly agreed by Prosper or as otherwise required by applicable law.  Nothing herein contained shall be construed as limiting Prosper’s responsibilities and obligations under its Privacy Policy.

USE OF PERSONALLY IDENTIFIABLE INFORMATION

Prosper’s practices and policies with respect to the collection and use of personally identifiable information are governed by Prosper’s Privacy Policy.

AVAILABILITY

This Site is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to applicable law or regulation.  By offering this site and Content no distribution or solicitation is made by Prosper to any person to use the Site or Content in jurisdictions where the provision of the site and/or content is prohibited by law.

TERMINATION

This Agreement is effective until terminated by Prosper.  Prosper may terminate this Agreement  at any time without notice, or suspend or terminate your access and use of the Site at any time, with or without cause, in Prosper’s absolute discretion and without notice.  The following provisions of this Agreement shall survive termination of your use or access to the Site: the sections concerning Indemnification, Disclaimer of Warranties, Limitation of Liability, Waiver, Applicable Law and Dispute Resolution, and General Provisions, and any other provision that by its terms survives termination of your use or access to the Site.

WAIVER

Failure by Prosper to enforce any of its rights under this Agreement shall not be construed as a waiver of those rights or any other rights in any way whatsoever.

APPLICABLE LAW AND DISPUTE RESOLUTION

This Agreement and all other aspects of your use of the Site shall be governed by and construed in accordance with the laws of the United States and, to the extent applicable, to the laws of the State of California, without regard to its conflict of laws rules.  You agree that you will notify Prosper in writing of any claim or dispute concerning or relating to the Site and the information or services provided through it, and give Prosper a reasonable period of time to address it BEFORE bringing any legal action, either individually, as a class member or representative, or as a private attorney general, against Prosper.

OTHER AGREEMENTS

This Agreement shall be subject to any other agreements you have entered into with Prosper.

ADDITIONAL TERMS

Certain sections or pages on the Site may contain separate terms and conditions of use, which are in addition to the terms and conditions of this Agreement.  In the event of a conflict, the additional terms and conditions will govern for those sections or pages.

SEVERABILITY

If any provision of this Agreement is found to be invalid or unenforceable, the remaining provisions shall be enforced to the fullest extent possible, and the remaining provisions of the Agreement shall remain in full force and effect.

GENERAL PROVISIONS

This Agreement supersedes any previous Terms of Use Agreement to which you and Prosper may have been bound.  This Agreement will be binding on, inure to the benefit of, and be enforceable against the parties and their respective successors and assigns. Neither the course of conduct between parties nor trade practice shall act to modify any provision of the Agreement. All rights not expressly granted herein are hereby reserved.  Headings are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such section.

COPYRIGHT COMPLAINTS
If you believe, in good faith, that any materials on the Site infringe your copyrights, notifications of claimed copyright infringement should be sent to Prosper’s designated agent.  Notification should include:

•                  an electronic or physical signature of the person authorized to act on behalf of the owner of the copyright interest;

•                  a description of the copyrighted work that you claim has been infringed;

•                  a description of where the material you claim is infringing is located on the Site;

•                  a statement by you that you have a good faith belief that the disputed use is not authorized by the copyright owner, its agent or the law; and

•                  a statement by you, made under penalty of perjury, that the above information in your notice is accurate and that you are the copyright owner or duly authorized to act on the copyright owner’s behalf.

Prosper’s agent for notification of claimed copyright infringement is: Edward A. Giedgowd, telephone: (415) 593-5400, fax: (415) 362-7233, email: copyright@prosper.com.

CONTACTING US

If you have questions regarding the Agreement or the practices of Prosper, please contact us by e-mail at compliance@prosper.com or by regular mail at Prosper Marketplace, Inc., 111 Sutter Street, 22nd Floor, San Francisco, California 94104, Attention: General Counsel.